Park Sterling Corporation
2014Q4 Earnings Conference Call

(NASDAQ: PSTB)

PARKSTERLING
Answers You Can Bank On.SM

January 30, 2015

Forward Looking Statements and Non-GAAP Measures

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: failure to realize synergies and other financial benefits from the merger with Provident Community within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to merger integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, opening of de novo branches or otherwise; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Fourth Quarter Highlights

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Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported strong operating results
  - Adjusted net income* of $3.9 million, or $0.09 per share
  - Organic loan growth (excluding LHFS) of $27.3 million, or 7% annualized growth rate
  - Record discretionary assets under management of $405.8 million
  - Record mortgage originations of $58.4 million
  - Nonperforming loans to total loans decreased 26 basis points to 0.56%
  - Nonperforming assets to total assets decreased 23 basis points to 0.89%
  - Tangible common equity to tangible assets* increased 4 basis points to 10.13%
  - Tier 1 leverage ratio increased 8 basis points to 10.17%
  - Tangible book value per share* increased $0.10 to $5.35
  - Declared cash dividend on common shares of $0.03 per share (January 2015), a 50% increase

- Continued investment in key businesses
  - Completed initial phase of "Answers You Can Bank On℠" brand campaign
  - Advanced construction of new branch locations in Greenville, SC (relocating main office) and Greater Richmond (second *de novo* branch)
  - Continue to selectively invest in enhanced product and service offerings (i.e., foreign exchange, small business mobile banking, "Park Sterling Sync" personal financial management tool)

- Focused on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Leverage capital by growing earning assets
  - Increased cash dividend for stockholders
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to September 30, 2014 and the three months then ended.

Full Year Highlights

Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported strong operating results
  - Adjusted net income* of $15.2 million, or $0.34 per share
  - Record total revenues# of $91.6 million
  - Record organic loan growth (excluding LHFS) of $184.9 million, or 14%
  - Record discretionary assets under management of $405.8 million
  - Record mortgage originations of $191.8 million
  - Nonperforming loans to total loans decreased 39 basis points to 0.56%
  - Nonperforming assets to total assets decreased 48 basis points to 0.89%
  - Leveraged excess capital, with tangible common equity to tangible assets* decreasing 166 basis points to 10.13% and Tier 1 leverage ratio decreasing 146 basis points to 10.17%
  - Increased tangible book value per share* $0.18 to $5.35 per share
  - Paid $0.08 in cash dividends per share

- Continued investment in key businesses
  - Entered Virginia through new Richmond office
  - Launched hiring initiatives to support organic growth
  - Attracted new leadership in Wealth Management, Mortgage Banking and Operations and IT
  - Launched new Capital Markets capabilities
  - Completed acquisition and integration of Provident Community Bancshares, Inc.
  - Implemented third-phase of mobile banking platform (Debit On/Off and Picture Pay™)
  - Introduced "Answers You Can Bank On℠" brand campaign
  - Announced second *de novo* branch in Richmond and new main office in Greenville, SC

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). # Total revenues include net interest income and noninterest income.*
(1) Financial comparisons to December 31, 2013 and the twelve months then ended.

Well Positioned for Continued Organic Growth

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Broad Product Capabilities and Distribution Channels



Commercial Financial Services
C&I Cash Flow Lending
Capital Markets
C&I Owner-Occupied
Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit
Treasury Services
Commercial Real Estate
Asset-Based Lending
Builder Finance
Personal Financial Services
Depository Services
Consumer Lending
Wealth Management
Mortgage Banking
Consumers
Small Business
Affluent
Trust Services
Small Business Lending
Private Banking
Retail Brokerage

Building Brand Awareness



A mobile app that lets you turn your Debit Card on and off?
Now that's an answer you can bank on.
PARKSTERLING



Don't settle for "one-size-fits-all" answers.
PARKSTERLING



Your money is at stake.
Pick one:
PARKSTERLING

- Product capabilities
  - Significant investments over last 18 months have created an attractive organic growth engine
    - People
    - Products
    - Markets
  - Ongoing investments expected to enhance these strong capabilities
    - Foreign exchange
    - Small business mobile banking
    - Commercial mobile banking and new online product suite
    - "Park Sterling Sync" personal financial management tool
    - Continued wealth management and mortgage banking product enhancements
- Brand awareness
  - Expect continued cost-effective approach to brand campaign in 2015
    - Print, radio and digital components

Well Positioned for Additional Partnerships

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- Partnership opportunities across the Carolinas and Virginia remain attractive
  - "Sweet spot" remains banks with $0.25 billion to $1.0 billion in total assets
    - Additional opportunities with smaller banks in existing markets and with merger of like-size institutions
  - Financially and operationally ready to pursue additional opportunities
  - Selectively willing to evaluate non-bank partnerships

Bank Landscape in Target Markets



Number of Banks
35
30
25
20
15
10
5
0
16
10
5
31
19
13
9
4
4
$1.00B - $10.00B
$0.25B-$1.00B
$0.10B-$0.25B
VA NC SC



Total Assets
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$37,854
$26,335
$12,033
$16,193
$9,693
$6,041
$1,666
$572
$462
$1.00B - $10.00B
$0.25B-$1.00B
$0.10B-$0.25B
VA NC SC



Richmond
95
VA
85
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
Wilmington
85
26
SC
Charleston
GA
95
PSTB Branch (53)

Source: SNL Financial and Company. $ in thousands. Information as of September 30, 2014. Target markets include North Carolina, South Carolina and Virginia.

Earnings Profile

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Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Net Income					
Total interest income	$ 19,602	$ 19,206	$ 21,157	$ 22,586	$ 22,348
Total interest expense	1,900	1,931	2,078	1,854	1,792
Net interest income	17,702	17,275	19,079	20,732	20,556
Provision for loan losses	780	(17)	(365)	(484)	(420)
Net interest income after provision	16,922	17,292	19,444	21,216	20,976
Noninterest income	4,404	3,486	3,978	3,138	3,351
Noninterest expense	15,726	15,743	18,236	20,648	19,307
Pretax income	5,600	5,035	5,186	3,706	5,020
Income tax expense	1,561	1,480	1,760	1,254	1,564
Net income	$ 4,039	$ 3,555	$ 3,426	$ 2,452	$ 3,456
Net income per share	$ 0.09	$ 0.08	$ 0.08	$ 0.06	$ 0.08
Weighted average dilutive shares	*44,288,998*	*44,264,178*	*44,213,802*	*44,233,532*	*44,323,628*
Adjusted Net Income*					
Reported pretax income	$ 5,600	$ 5,035	$ 5,186	$ 3,706	$ 5,020
Plus: merger-related expenses	386	81	594	2,229	712
Less: (gain) loss on sale of securities	6	(276)	33	63	-
Adjusted pretax income	5,992	4,840	5,813	5,998	5,732
Income tax expense	1,697	1,414	1,972	2,030	1,786
Adjusted net income	$ 4,295	$ 3,426	$ 3,841	$ 3,968	$ 3,946
Adjusted net income per share	$ 0.10	$ 0.08	$ 0.09	$ 0.09	$ 0.09

- Net income of $3.5 million, or $0.08 per share, in 2014Q4 compared to $2.5 million, or $0.06 per share, in 2014Q3
  - Aided by $1.5 million (68%) decrease in merger-related expenses to $712,000
- Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) of $3.9 million, or $0.09 per share, essentially matching 2014Q3 results
  - Net interest income declined slightly as higher average earning assets were offset by lower net interest margin (see page 8)
  - Net release in provision for loan losses decreased $64,000 (13%) to $420,000
  - Noninterest income improved, driven by strong results from mortgage banking, wealth management and ATM and card activities (see pages 9 and 10)
  - Noninterest expense growth continued to moderate, including a reduction in personnel expense (see pages 11 and 12)

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

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Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Average Balance					
Loans, including LHFS	$ 1,310,381	$ 1,305,157	$ 1,397,158	$ 1,515,671	$ 1,561,246
Marketable securities	356,930	399,208	428,996	488,596	488,086
Other earning assets	55,377	59,802	112,305	62,639	57,741
Total earning assets	1,722,688	1,764,167	1,938,459	2,066,906	2,107,073
Interest-bearing deposits	1,301,781	1,357,606	1,492,529	1,536,173	1,538,944
Borrowed funds	85,611	78,571	87,556	146,401	172,953
Total interest-bearing liabilities	1,387,392	1,436,177	1,580,085	1,682,574	1,711,897
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 17,753	$ 16,926	$ 18,734	$ 19,725	$ 19,482
Marketable securities	1,784	2,193	2,285	2,735	2,736
Other earning assets	65	87	138	126	130
Total interest income	19,602	19,206	21,157	22,586	22,348
Interest expense - deposits	(1,332)	(1,378)	(1,443)	(1,341)	(1,263)
Interest expense - borrowed funds	(568)	(553)	(635)	(513)	(529)
Total interest expense	(1,900)	(1,931)	(2,078)	(1,854)	(1,792)
Net interest income	$ 17,702	$ 17,275	$ 19,079	$ 20,732	$ 20,556
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.38%	5.26%	5.38%	5.16%	4.95%
Marketable securities	1.98%	2.23%	2.14%	2.22%	2.22%
Other earning assets	0.47%	0.59%	0.49%	0.80%	0.89%
Total earning assets	4.51%	4.42%	4.38%	4.34%	4.21%
Interest-bearing deposits	-0.41%	-0.41%	-0.39%	-0.35%	-0.33%
Borrowed funds	-2.63%	-2.85%	-2.91%	-1.39%	-1.21%
Total interest-bearing liabilities	-0.54%	-0.55%	-0.53%	-0.44%	-0.42%
Net interest spread	3.97%	3.87%	3.85%	3.90%	3.79%
Net interest margin	4.08%	3.97%	3.95%	3.98%	3.87%
Adjusted net interest margin*	3.99%	3.97%	3.93%	3.95%	3.85%

- Net interest income decreased $176,000 (1%) in 2014Q4 to $20.6 million
- Average earning assets increased $40.2 million (2%) to $2.11 billion driven by organic growth
  - Average loans, including LHFS, increased $45.6 million (3%, or 12% annualized) to $1.56 billion
  - Average marketable securities decreased $510,000 (0%) to $488.1 million
  - Average other earning assets decreased $4.9 million (8%) due primarily to deployment into loans
- Net interest margin decreased 11 basis points in 2014Q4 to 3.87%
  - Loan yields decreased 21 basis point to 4.95%, approximately two-thirds driven by core compression (re-pricing, competition, lower fees) and one-third by acquired loans and other
- Adjusted net interest margin* decreased 10 basis points in 2014Q4 to 3.85%
  - Excludes accelerated accretion of $134,000 in 2014Q4 and $173,000 in 2014Q3

*(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Noninterest Income					
Service charges on deposit accts	$ 629	$ 633	$ 1,001	$ 1,137	$ 1,109
Mortgage banking income	777	244	653	822	922
Income from wealth mgmt activities	848	775	773	783	869
ATM and card income, net	555	548	726	631	727
Income from bank-owned life insurance (BOLI)	417	1,120	525	552	491
Income from capital markets activities	-	97	35	364	149
Gain (loss) on sale of securities	(6)	276	(33)	(63)	-
Amortization of indemnification asset	(218)	(482)	(738)	(1,345)	(1,224)
Other noninterest income	1,402	275	1,036	257	308
Total noninterest income	$ 4,404	$ 3,486	$ 3,978	$ 3,138	$ 3,351
Adjusted Noninterest Income*					
Total noninterest income	$ 4,404	$ 3,486	$ 3,978	$ 3,138	$ 3,351
Less: gain (loss) on sale of securities	6	(276)	33	63	-
Adjusted noninterest income	$ 4,410	$ 3,210	$ 4,011	$ 3,201	$ 3,351
Memo Items					
Discretionary assets held	$ 345,916	$ 348,836	$ 389,752	$ 393,860	$ 405,772
Non-discretionary assets held	193,485	99,413	49,711	48,419	36,671
Total wealth management assets	$ 539,401	$ 448,249	$ 439,463	$ 442,279	$ 442,443
Mortgage origination - purchase	$ 8,129	$ 5,636	$ 21,354	$ 19,802	$ 21,759
Mortgage origination - refinance	9,452	6,539	12,644	13,169	18,179
Mortgage origination - construction	10,654	11,882	21,405	21,029	18,419
Total mortgage origination	$ 28,235	$ 24,057	$ 55,403	$ 54,000	$ 58,357

Note: As previously disclosed, in 2013Q3 the company decided to exit the custody portion of our wealth management business. This decision, which led to the 81% decrease in non-discretionary assets held to $36.7 million in 2014Q4 from $193.5 million in 2013Q4, is estimated to have had a negative impact on existing noninterest income of approximately $170,000 per quarter from 2013Q3 baseline. Resources previously focused on the custody business have been redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

- Noninterest income increased $213,000 (7%) in 2014Q4 to $3.4 million
- Operating revenues generally strengthened as a result of organic growth, including
  - $100,000 (12%) increase in mortgage banking income
  - $86,000 (11%) increase in income from wealth management activities
  - $96,000 (15%) increase in ATM and card income
- Other factors included
  - $215,000 (59%) decrease in income from capital markets activities, reflecting less fixed rate loan origination activity
  - $61,000 (11%) decrease in income from BOLI, reflecting lower earnings on certain policies
  - $121,000 (9%) decrease in amortization of indemnification asset
- Adjusted noninterest income*, which excludes gain or loss on sale of securities, increased $150,000 (5%) in 2014Q4 to $3.4 million

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).

Underlying Trends in Noninterest Income

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Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Noninterest Income Trends					
Total noninterest income	$ 4,404	$ 3,486	$ 3,978	$ 3,138	$ 3,351
Less: gain (loss) on sale of securities	6	(276)	33	63	-
Adjusted noninterest income*	4,410	3,210	4,011	3,201	3,351
Plus: FDIC loss share related expenses[1]	218	482	738	1,345	1,224
Less: IPO underwriting fee settlement	(1,100)	-	-	-	-
Less: bank-owned life insurance death benefit	-	(651)	-	-	-
Less: gain on sale of MasterCard shares	-	-	(936)	-	-
Underlying noninterest income*	$ 3,528	$ 3,041	$ 3,813	$ 4,546	$ 4,575
Indemnification Asset					
Bank of Hiawassee	$ 6,576	$ 6,478	$ 4,872	$ 3,406	$ 2,985
New Horizons Bank	3,449	2,731	2,121	1,672	979
Total indemnification asset[2]	$ 10,025	$ 9,209	$ 6,993	$ 5,078	$ 3,964

1 - Amortization of indemnification assets and expense of true-up liabilities related to Bank of Hiawassee and New Horizons Bank loss share agreements.
2 - Includes FDIC indemnification asset and short-term receivable.

Park Sterling assumed two loss share agreements in conjunction with its acquisition of Citizens South Banking Corporation in October 2012, as follows:

- Bank of Hiawassee ($3.0 million in loss-share related assets at 2014Q4; 75% of total)
  - Commercial loss share agreement expires in March 2015
  - Residential loss share agreement expires in March 2020
- New Horizons Bank ($979,000 in loss-share related assets at 2014Q4; 25% of total)
  - Commercial loss share agreement expires in April 2016
  - Residential loss share agreement expires in April 2021
- Covered loan breakdown at 2014Q4
  - Total covered commercial loans $26.2 million (62% of total)
  - Total covered consumer loans $16.1 million (38% of total)

- Adjusted noninterest income has included several infrequent items in recent quarters, as noted in previous earnings materials
  - 2013Q4: $1.1 million (non-taxable) gain settling contingent underwriting fee from Bank's 2010 public offering
  - 2014Q1: $651,000 (non-taxable) death benefit in BOLI income
  - 2014Q2: $936,000 (taxable) gain from selling Class A MasterCard shares
- In addition, loss share expenses have reflected better loan performance than originally modeled (as well as increased certainty with approaching expiration of the related commercial agreements)
  - Requires amortization of the related indemnification assets and increased true-up liability expense
- Underlying noninterest income* increased $29,000 (1%) to $4.6 million in 2014Q4 compared to $4.5 million in 2014Q3
  - Benefitting from diversified business model and resulting revenue mix

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

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Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Noninterest Expenses					
Salaries and employee benefits	$ 8,386	$ 9,228	$ 9,684	$ 10,240	$ 10,386
Occupancy and equipment	1,941	2,005	2,249	3,527	2,627
Data processing and service fees	1,389	1,346	1,544	1,907	1,652
Legal and professional fees	655	661	1,122	887	816
Deposit charges and FDIC insurance	379	240	368	441	442
Loss on disposal of fixed assets	430	1	80	317	2
Communication fees	425	436	538	480	519
Postage and supplies	194	175	170	176	146
Loan and collection expense	411	288	304	298	461
Core deposit intangible amortization	257	257	317	347	348
Advertising and promotion	282	233	223	564	474
Net cost of operation of OREO	(48)	53	206	343	215
Other noninterest expense	1,025	820	1,431	1,121	1,219
Total noninterest expenses	$ 15,726	$ 15,743	$ 18,236	$ 20,648	$ 19,307
Memo Items					
Total noninterest expenses	$ 15,726	$ 15,743	$ 18,236	$ 20,648	$ 19,307
Merger-related expense	386	81	594	2,229	712
Adjusted noninterest expenses*	$ 15,340	$ 15,662	$ 17,642	$ 18,419	$ 18,595
Stock expense (non-cash)	$ 307	$ 246	$ 285	$ 313	$ 284
FTE headcount (#)	458	470	541	528	534

- Noninterest expenses decreased $1.3 million (6%) in 2014Q4 to $19.3 million
  - Aided by $1.5 million (68%) decrease in merger-related expenses to $712,000
- Adjusted noninterest expenses* (excludes merger-related expenses) increased $176,000 (1%) in 2014Q4 to $18.6 million
  - Salaries and employee benefits, excluding merger-related items, decreased $210,000 (2%) due, in part, to efficiency gains from the Provident Community operational conversion
  - Occupancy and equipment, excluding merger-related items, increased $78,000 (3%), driven by higher maintenance costs and pending facility expansion in Richmond and Greenville, SC
  - Legal and professional fees, excluding merger-related items, increased $100,000 (18%) due, in part, to higher advisory and project expense
  - Loan and collection expense increased $163,000 (55%) due, in part, to higher property taxes (pre-foreclosure)
  - Net cost of operation of OREO decreased $123,000 (36%) due to lower balances

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).

Hiring Initiatives Underlying Noninterest Expenses

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Three Month Results

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Headcount Additions					
Retail banking	2	1	-	-	-
Mortgage banking	-	2	3	1	-
Wealth management	-	5	3	2	-
Commercial banking	1	7	3	4	-
Capital markets	-	-	2	-	-
Other	1	1	-	-	-
Total headcount additions	4	16	11	7	-
Cummulative headcount additions	4	20	31	38	38
Estimated Impact on Compensation**					
Impact on quarter (est.)		$ 738	$ 1,316	$ 1,471	$ 1,563

** Estimated base salary and benefits (excludes sign-on bonuses and incentive compensation, if any).

Quarterly Noninterest Expense Expectations for 2014

	Low Range	High Range
As of 2013Q4 earnings call …		
Expected increase (%)	7.0%	10.0%
Adjusted noninterest expenses*	$ 15,340	$ 15,340
Expected increase	1,074	1,534
Expected adjusted noninterest expenses	16,414	16,874
Provident Community impact …		
Expected cost savings (%)	-40.0%	-40.0%
Quarterly noninterest expenses	$ 2,925	$ 2,925
Expected cost savings	(1,170)	(1,170)
Expected additional expenses	1,755	1,755
Expected expense range	$ 18,169	$ 18,629
Adjusted noninterest expenses* (2014Q4)	$ 18,595	

- Noninterest expense growth, which has been impacted by aggressive hiring initiatives over the last several quarters, moderated as expected in 2014Q4
  - 38 front and mid-office additions in 2014, most have not yet achieved expected break-even tenures
  - Noninterest expense growth remained within the expected range indicated during our 2013Q4 earnings call
    - Adjusted noninterest expense* of $18.6 million in 2014Q4 … operating at upper end of $18.2 million to $18.6 million expected range
- We expect to continue selectively adding originators in key markets and product areas, but at a slower rate than experienced in 2014

(Unaudited; $ in thousands)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%) (annualized)*



1.20
1.00
0.80
0.60
0.40
0.20
-
0.88
0.83
0.70
0.73
0.71
0.63
0.68
0.42
0.67
0.59
0.86 0.70 0.43
0.88 0.82 0.68
1.00 0.88 0.62
1.05 0.90 0.64
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*



12.00
10.00
8.00
6.00
4.00
2.00
-
6.47
6.09
5.23
5.43
5.79
5.16
5.79
3.58
5.72
5.01
7.43 6.21 4.39
8.39 7.76 6.10
9.18 7.53 6.62
9.70 8.06 6.09
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4.08
3.99
3.97
3.97
3.95
3.93
3.98
3.95
3.87
3.85
4.37 4.19 3.62
4.49 4.04 3.51
4.48 4.07 3.68
4.54 4.09 3.59
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB (adj)
PSTB

Cost of Interest Bearing Liabilities (%) (annualized)



0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
0.54
0.55
0.53
0.44
0.42
0.79 0.57 0.47
0.69 0.54 0.42
0.64 0.53 0.40
0.73 0.51 0.41
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Balance Sheet Trends

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Period-End Balance Sheet Composition

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Cash and equivalents	$ 55,067	$ 104,846	$ 69,020	$ 58,853	$ 51,390
Total securities (including non-marketable)	407,368	396,760	474,740	494,456	502,956
Loans held for sale	2,430	2,063	6,388	4,763	11,602
Loans	1,295,808	1,302,826	1,474,898	1,553,392	1,580,693
Allowance for loan losses	(8,831)	(9,076)	(9,178)	(9,458)	(8,262)
Premises and equipment, net	55,923	55,893	59,362	59,334	59,247
FDIC loss share receivable	10,025	9,209	6,993	5,078	3,964
OREO	14,492	15,526	16,008	13,273	11,990
Bank-owned life insurance	47,832	47,840	56,831	57,293	57,712
Deferred tax asset	36,318	34,183	37,575	37,487	35,623
Goodwill and intangibles	35,049	34,792	40,894	40,547	40,200
Other assets	9,309	10,382	12,023	11,279	12,115
Total assets	$1,960,790	$2,005,244	$2,245,554	$2,326,297	$2,359,230
Total deposits	1,599,885	1,637,461	1,862,707	1,864,608	1,851,354
Total borrowings	78,048	79,458	86,819	163,413	203,583
Other liabilities	20,774	22,359	26,481	27,105	29,188
Total liabilities	1,698,707	1,739,278	1,976,007	2,055,126	2,084,125
Shareholders' equity	262,083	265,966	269,547	271,171	275,105
Total liabilities and shareholders' equity	$1,960,790	$2,005,244	$2,245,554	$2,326,297	$2,359,230
Memo Items					
Covered loans	$ 71,134	$ 65,173	$ 55,532	$ 49,834	$ 42,339
Covered loans to total loans (%)	5.5%	5.0%	3.8%	3.2%	2.7%
Covered OREO	$ 5,088	$ 6,652	$ 5,234	$ 4,703	$ 3,011
Covered OREO to total OREO (%)	35.1%	42.8%	32.7%	35.4%	25.1%
Tangible book value per share*	$ 5.16	$ 5.26	$ 5.21	$ 5.25	$ 5.35
Tangible common equity to tangible assets*	11.79%	11.73%	10.37%	10.09%	10.13%
Period end dilutive shares	*43,960,270*	*43,930,017*	*43,914,300*	*43,919,348*	*43,938,701*

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Total assets increased $32.9 million (1%) in 2014Q4 to $2.36 billion due primarily to organic loan growth
  - Total loans, excluding LHFS, increased $27.3 million (2%, or 7% annualized) to $1.58 billion
  - Total securities increased $8.5 million (2%) to $503.0 million
- Total liabilities increased $29.0 million (1%) in 2014Q4 to $2.08 billion, driven by an increase in total borrowings to support organic loan growth
- Total capital increased $3.9 million (1%) in 2014Q4 to $275.1 million, driven by retained earnings
  - Tangible common equity to tangible assets* remained strong at 10.13%
  - Tangible book value per share* increased to $5.35 due to retained earnings
  - Declared $0.03 per share dividend on common shares (January 2015)
- Day 1 goodwill for Provident Community decreased $752,000 (21%) to $2.8 million due primarily to adjusted credit marks (revised 2014Q2 and 2014Q3)

Marketable Securities Portfolio

Marketable Securities ($)


$500,000
$400,000
$300,000
$200,000
$100,000
$-
$401,463
$391,518
$468,834
$484,725
$491,424
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
Total securities

Securities Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2013Q4: 1.7% 4.1% 19.3% 15.4% 27.1% 32.9%
2014Q1: 1.6% 3.3% 19.5% 16.0% 27.3% 32.7%
2014Q2: 2.1% 2.7% 17.7% 13.6% 31.8% 32.5%
2014Q3: 1.2% 2.7% 12.0% 13.1% 32.4% 39.1%
2014Q4: 1.2% 2.6% 13.7% 12.8% 31.1% 38.9%
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Securities Mix by Accounting Designation (%)


100%
50%
0%
2013Q4: 12.9% 87.1%
2014Q1: 13.1% 86.9%
2014Q2: 25.4% 74.6%
2014Q3: 24.2% 75.8%
2014Q4: 23.6% 76.4%
% AFS securities
% HTM securities

- Marketable securities increased $6.7 million (1%) to $491.4 million in 2014Q4 due to deployment of cash
  - Agency pass-through decreased from 39.1% to 38.9% of total as a result of normal prepayments
  - Agency CMOs decreased from 32.4% to 31.1% of total as a result of normal prepayments
  - CMBS decreased from 13.1% to 12.8% of total as a result of normal prepayments
  - ABS increased from 12.0% to 13.7% of total as a result of new CLO purchases
  - Municipal and other remained fairly flat at 2.6% and 1.2% of total, respectively
- HTM decreased slightly from 24.2% to 23.6% of total securities as a result of normal prepayments
- Asset-backed securities included two CLOs totaling $14.8 million in FMV at 2014Q4 that do not currently comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $232,000 (if not compliant prior to July 2017 deadline)

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
AFS securities reported at fair market value. HTM securities reported at amortized cost.

Loan Portfolio (excluding LHFS)

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Loans by Accounting Designation($)



$1,650,000
$1,450,000
$1,250,000
$1,050,000
$850,000
$650,000
$450,000
$250,000
$50,000
$(150,000)
$1,295,808
$1,302,826
$1,474,898
$1,553,392
$1,580,693
$163,787
$404,440
$727,581
$149,502
$375,675
$777,649
$164,196
$409,812
$900,890
$149,652
$388,243
$1,015,497
$133,241
$364,789
$1,082,663
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Type (%)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.9%
11.1%
13.4%
11.0%
29.5%
30.1%
5.0%
11.0%
13.2%
9.4%
31.5%
29.9%
5.6%
10.4%
13.2%
9.2%
31.2%
30.5%
5.7%
10.0%
12.8%
9.1%
29.9%
32.5%
5.3%
9.8%
13.0%
9.9%
29.8%
32.2%
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
Loan mix excludes deferred costs (fees).

- Total loans, excluding LHFS, increased $27.3 million (2%, or 7% annualized) in 2014Q4 to $1.58 billion
  - Driven by continued strength in new origination activity, primarily in our Metro Markets
- In terms of loans by accounting designation in 2014Q4
  - Non-acquired loans increased $67.2 million (7%) to $1.08 billion, driven by new origination activity and continued transfers from acquired performing loans
  - Acquired performing loans decreased $23.5 million (6%) to $364.8 million, driven by normal runoff and transfers to non-acquired loans
  - Acquired purchase credit impaired (PCI) loans decreased $16.4 million (11%) to $133.2 million, driven by normal runoff and remediation activity
- In terms of loan mix by type in 2014Q4
  - C&I and Owner-Occupied decreased from 32.5% to 32.2% of total loans
  - CRE-Investor remained flat at 29.8% of total loans
  - AC&D increased from 9.1% to 9.9% of total loans, driven by commercial construction
  - Residential mortgage increased from 12.8% to 13.0% of total loans
  - HELOC decreased from 10.0% to 9.8% of total loans
  - Other loans decreased from 5.7% to 5.3% of total loans

Loan Production (excluding LHFS)

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Loans by Market Segment

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Metro markets	$ 579,505	$ 603,628	$ 707,183	$ 784,099	$ 822,756
Community markets	414,231	400,121	418,735	411,861	405,991
Central business units	302,071	299,077	348,980	357,432	351,946
Total loans (excluding LHFS)	$1,295,808	$1,302,826	$1,474,898	$1,553,392	$1,580,693

Note: 2014Q2 results restated from prior earnings release to allocate acquired Provident Community loans ($100,051) into appropriate categories and therefore allow comparative analysis.


Quarterly Commercial Loan Production ($ in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
FY 2013
$313.6 million
+ $131.7MM (42%)
FY 2014
$445.3 million
$63,306
$82,967
$100,122
$67,167
$79,355
$124,934
$136,054
$104,954
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4


Quarterly Retail Loan Production ($ in thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
FY 2013
$17.1 million
+ $30.9MM (181%)
FY 2014
$48.0 million
$3,024
$4,097
$4,717
$5,260
$10,500
$16,458
$12,207
$8,817
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4

- Total loans, excluding LHFS, increased $27.3 million (2%, or 7% annualized) in 2014Q4 to $1.58 billion
  - Metro markets reported a $38.7 million (20% annualized) increase to $822.8 million, capping strong annual growth in each metro market
  - Community markets reported a $5.9 million (6% annualized) decrease to $406.0 million
  - Central business units reported a $5.5 million (6% annualized) decrease to $351.9 million
    - Driven by $12.8 million decrease in Special Assets Group and covered loans
- Hiring and training initiatives drove improved loan production relative to the prior year in both commercial and retail/small business activities
  - Commercial loan production increased $131.7 million (42%) to $445.3 million in 2014, compared to $313.6 million in 2013
  - Retail loan production increased $30.9 million (181%) to $48.0 million in 2014, compared to $17.1 million in 2013

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands) Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance.
** Note: 2014Q2 results include $25.6 million transfer from Metro markets to Central business unit reflecting new Wealth/Private Banking organization.*

Funding Profile

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Funding Profile

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Deposit Mix					
Noninterest bearing DDA	$ 255,861	$ 265,929	$ 331,866	$ 322,097	$ 321,019
MMDA, NOW and savings accounts	735,755	772,263	878,389	920,310	924,754
Time deposits < $250,000	404,323	385,027	461,208	429,689	412,887
Core deposits	1,395,939	1,423,219	1,671,463	1,672,096	1,658,660
Time deposits > $250,000	37,676	51,047	48,088	52,921	50,923
Brokered IND[1]	63,841	62,901	63,681	64,138	64,200
Brokered time deposits	102,429	100,294	79,475	75,453	77,571
Total deposits	$1,599,885	$1,637,461	$1,862,707	$1,864,608	$1,851,354
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 996	$ 2,287	$ 8,575	$ -	$ -
FHLB advances	55,000	55,000	55,000	140,000	180,000
Subordinated debt	22,052	22,171	23,244	23,413	23,583
Total borrowings	$ 78,048	$ 79,458	$ 86,819	$ 163,413	$ 203,583
Shareholders' equity	$ 262,083	$ 265,966	$ 269,547	$ 271,171	$ 275,105
Memo Items					
Noninterest bearing DDA to total deposits	16.0%	16.2%	17.8%	17.3%	17.3%
Core deposits to total deposits	87.3%	86.9%	89.7%	89.7%	89.6%
Brokered deposits[2] to total deposits	10.4%	10.0%	7.7%	7.5%	7.7%
Wholesale funding[3] ratio	14.56%	14.13%	11.80%	14.94%	16.81%
Tangible common equity to tangible assets*	11.79%	11.73%	10.37%	10.09%	10.13%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits decreased $13.3 million (1%) to $1.85 billion at 2014Q4
  - Noninterest bearing decreased $1.1 million (0%)
  - MMDA, NOW and savings increased $4.4 million (0%)
  - Total time deposits decreased $16.7 million (3%)
  - Core deposits represent 89.6% of total deposits
  - Brokered deposits increased to 7.7% of total deposits
- Other funding activity in 2014Q4 included
  - Total borrowings increased $40.2 million (25%) to $203.6 million as FHLB borrowings were utilized to fund loan growth
    - Wholesale funding ratio increased from 14.94% to 16.81%
  - Total shareholders' equity increased $3.9 million (1%) to $275.1 million, driven by retained earnings

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer Group Comparisons – Capital and Liquidity

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Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.63
11.73
10.60
10.09
10.17
11.22 10.50 9.25
11.23 10.28 8.60
11.14 10.28 8.77
11.01 10.04 8.83
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
14.56
14.13
11.80
14.94
16.81
15.90 10.35 6.91
15.76 9.52 6.49
15.25 10.44 7.92
14.42 9.71 7.14
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.79
11.73
10.37
10.09
10.13
9.04 8.34 7.40
9.47 8.47 7.52
9.77 8.85 7.66
9.61 8.63 7.95
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
20.53
20.77
18.44
18.70
17.99
18.60 12.66 10.27
20.99 14.45 8.87
18.00 14.65 7.49
18.05 12.21 7.56
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data   # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality

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Asset Quality Trends

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Asset Quality Measures					
Nonaccrual loans	$ 8,428	$ 5,092	$ 5,205	$ 5,894	$ 5,585
Troubled debt restructurings	3,854	3,562	3,550	4,315	3,289
Loans 90+-days past due, and still accruing	17	493	775	2,485	30
Nonperforming loans	12,299	9,147	9,530	12,694	8,904
OREO (covered and non-covered)	14,492	15,526	16,008	13,273	11,990
Nonperforming assets	$ 26,791	$ 24,673	$ 25,538	$ 25,967	$ 20,894
Nonperforming loans to total loans (%)	0.95%	0.70%	0.65%	0.82%	0.56%
Nonperforming assets to total assets (%)	1.37%	1.23%	1.14%	1.12%	0.89%
Net charge-offs (recoveries)	$ 805	$ (549)	$ (460)	$ (764)	$ 776
Annualized net charge-offs to average loans (%)	0.24%	-0.17%	-0.13%	-0.20%	0.20%
OREO Analysis					
Beginning OREO	$ 14,881	$ 14,492	$ 15,526	$ 16,008	$ 13,273
Additions	3,269	3,547	1,734	1,371	2,153
Acquired OREO	-	-	2,965	-	-
Write-downs	(242)	(146)	(210)	(369)	(558)
Sales	(3,416)	(2,367)	(4,007)	(3,737)	(2,878)
Ending OREO	$ 14,492	$ 15,526	$ 16,008	$ 13,273	$ 11,990
Memo: Covered OREO	$ 5,088	$ 6,652	$ 5,234	$ 4,703	$ 3,011
Memo: Covered OREO to Total OREO (%)	35.1%	42.8%	32.7%	35.4%	25.1%

(Unaudited; 2013Q4 derived from audited financial statements. $ in thousands)

- Asset quality ratios remain at attractive levels
  - Nonperforming loans decreased $3.8 million (30%) in 2014Q4 to $8.9 million, representing a 26 basis point decrease to 0.56% of total loans
    - Note: 2014Q3 included $1.8 million 90+ day past due relationship that repaid in full on October 1, 2014
  - Nonperforming assets decreased $5.1 million (20%) in 2014Q4 to $20.9 million, representing a 23 basis point decrease to 0.89% of total assets
    - Note: 2014Q3 included $1.8 million 90+ day past due relationship that repaid in full on October 1, 2014
    - Includes $3.0 million of covered OREO, which represents 25% of total OREO
  - Reported net charge-offs of $776,000, or 0.20% of average loans (annualized) in 2014Q4
    - In part related to previously established specific loan reserves for which some future recoveries are expected

Allowance for Loan Losses and FMV Adjustments

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Allowance for Loan Losses and FMV Adjustments

	2013Q4	2014Q1	2014Q2	2014Q3	2014Q4
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 6,491	$ 6,540	$ 6,197	$ 4,539	$ 2,993
Qualitative ("FAS 5")	1,096	1,300	2,022	3,582	4,584
Specific ("FAS 114")	884	713	959	1,337	685
PCI loan impairments ("SOP 03-3")	360	523	-	-	-
Ending Balance	$ 8,831	$ 9,076	$ 9,178	$ 9,458	$ 8,262
Acquired Loan Fair Market Value (FMV) Adjustments					
Performing acquired loans	$ 406,369	$ 377,593	$ 413,532	$ 391,567	$ 365,867
Less: remaining FMV adjustments	(4,408)	(3,978)	(3,500)	(3,062)	(2,887)
Performing acquired loans, net	401,961	373,615	410,032	388,505	362,980
FMV adjustments %	*-1.08%*	*-1.05%*	*-0.85%*	*-0.78%*	*-0.79%*
PCI loans	116,342	106,983	134,840	124,633	116,191
Less: remaining FMV adjustments	(20,512)	(19,638)	(25,689)	(24,268)	(22,810)
PCI loans, net	95,830	87,345	109,151	100,365	93,381
FMV adjustments %	*-17.63%*	*-18.36%*	*-19.05%*	*-19.47%*	*-19.63%*
Covered (performing and PCI)	83,300	75,265	65,351	59,441	51,391
Less: remaining FMV adjustments	(12,864)	(11,048)	(10,526)	(10,416)	(9,722)
Covered, net	70,436	64,217	54,825	49,025	41,669
FMV adjustments %	*-15.44%*	*-14.68%*	*-16.11%*	*-17.52%*	*-18.92%*
Total acquired loans, net	$ 568,227	$ 525,177	$ 574,008	$ 537,895	$ 498,030
Memo Items					
Total loans, excluding LHFS	$1,295,808	$1,302,826	$1,474,898	$1,553,392	$1,580,693
ALLL to total loans (%)	0.68%	0.70%	0.62%	0.61%	0.52%
Aggregate FMV adjustment	$ 37,784	$ 34,664	$ 39,715	$ 37,746	$ 35,419
Adjusted allowance*	$ 46,615	$ 43,740	$ 48,893	$ 47,204	$ 43,681
Adjusted allowance to total loans* (%)	3.60%	3.36%	3.32%	3.04%	2.76%
Accretion to interest income	$ 3,702	$ 3,692	$ 4,268	$ 4,096	$ 3,735
Reclass to (from) non-accretable difference	(4,698)	(4,504)	(1,829)	(1,933)	(1,619)
Increase from Provident Community	-	-	5,615	-	-
Period end accretable yield	39,249	41,084	44,095	42,480	40,540

- Allowance for loan losses decreased $1.2 million (13%) in 2014Q4 to $8.3 million
  - Driven by $1.5 million (34%) decrease in quantitative component to $3.0 million, reflecting lower 15 quarter loss history
  - Allowance for loan losses to total loans decreased 9 basis point to 0.52%
  - 32% of total loans remain subject to acquisition accounting FMV adjustments
- Remaining acquisition accounting FMV adjustments for acquired loans decreased $2.3 million (6%) in 2014Q4 to $35.4 million
  - FMV adjustments to acquired loans increased 9 basis points to 7.11%
  - Combined allowance and FMV adjustments to total loans decreased 28 basis points to 2.76%*
- Period end accretable yield decreased $1.9 million (5%) in 2014Q4 to $40.5 million
  - Day 1 increase for Provident Community reduced $1.6 million (22%) to $5.6 million, reflecting adjusted credit marks (revised 2014Q2 and 2014Q3)

(Unaudited; 2013Q4 derived from audited financial statements; $ in thousands) *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix. Covered loans exclude acquired performing reclassified as non-acquired.

Peer Group Comparisons – Asset Quality

PARKSTERLING
Answers You Can Bank On.℠

NPLs to Total Loans (%)



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
0.95
0.70
0.65
0.82
0.56
3.90 2.06 1.47
3.77 2.17 1.19
3.42 1.79 1.14
3.11 1.57 0.75
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1.37
1.23
1.14
1.12
0.89
3.99 2.07 1.46
3.68 2.00 1.35
3.24 1.82 1.27
3.04 1.61 1.10
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)



4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.60
3.36
3.32
3.04
2.76
0.68
0.70
0.62
0.61
0.52
1.96 1.62 1.31
1.96 1.61 1.19
1.65 1.36 1.12
1.57 1.30 1.05
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)



0.50
0.40
0.30
0.20
0.10
-
(0.10)
(0.20)
(0.30)
0.24
0.24
(0.17)
(0.22)
(0.13)
(0.13)
(0.20)
(0.20)
0.20
0.20
0.46 0.14 0.07
0.37 0.14 0.02
0.38 0.23 0.11
0.24 0.18 0.07
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Source: SNL and company data *Non-GAAP measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Closing Comments

PARKSTERLING
Answers You Can Bank On.℠

Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported strong operating results
  - Adjusted net income* of $3.9 million, or $0.09 per share
  - Organic loan growth (excluding LHFS) of $27.3 million, or 7% annualized growth rate
  - Record discretionary assets under management of $405.8 million
  - Record mortgage originations of $58.4 million
  - Nonperforming loans to total loans decreased 26 basis points to 0.56%
  - Nonperforming assets to total assets decreased 23 basis points to 0.89%
  - Tangible common equity to tangible assets* increased 4 basis points to 10.13%
  - Tier 1 leverage ratio increased 8 basis points to 10.17%
  - Tangible book value per share* increased $0.10 to $5.35
  - Declared cash dividend on common shares of $0.03 per share (January 2015), a 50% increase

- Continued investment in key businesses
  - Completed initial phase of "Answers You Can Bank On℠" brand campaign
  - Advanced construction of new branch locations in Greenville, SC (relocating main office) and Greater Richmond (second *de novo* branch)
  - Continue to selectively invest in enhanced product and service offerings (i.e., foreign exchange, small business mobile banking, "Park Sterling Sync" personal financial management tool)

- Focused on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Leverage capital by growing earning assets
  - Increased cash dividend for stockholders
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to September 30, 2014 and the three months then ended.

Reconciliation of Non-GAAP Measures

PARKSTERLING
Answers You Can Bank On.℠

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,020	$ 3,706	$ 5,186	$ 5,035	$ 5,600
Plus: merger-related expenses	712	2,229	594	81	386
(gain) loss on sale of securities	-	63	33	(276)	6
Adjusted pretax income	5,732	5,998	5,813	4,840	5,992
Tax expense	1,786	2,030	1,972	1,414	1,697
Adjusted net income available to common shareholders	$ 3,946	$ 3,968	$ 3,841	$ 3,426	$ 4,295
Divided by: weighted average diluted shares	44,323,628	44,233,532	44,215,802	44,264,178	44,288,998
Adjusted net income available to common shareholders per share	$ 0.09	$ 0.09	$ 0.09	$ 0.08	$ 0.10
Estimated tax rate	*31.15%*	*33.85%*	*33.93%*	*29.21%*	*28.32%*
Adjusted net income (twelve months)					
Pretax income (as reported)	$ 18,947				$ 22,664
Plus: merger-related expenses	3,616				2,211
(gain) loss on sale of securities	(180)				(98)
Adjusted pretax income	22,383				24,777
Tax expense	7,156				8,089
Adjusted net income	$ 15,227				$ 16,688
Preferred dividends	-				353
Adjusted net income available to common shareholders	$ 15,227				$ 16,335
Divided by: weighted average diluted shares	44,247,000				44,053,253
Adjusted net income available to common shareholders per share	0.34				$ 0.37
Estimated tax rate	*31.97%*				*32.65%*
Adjusted net interest margin					
Net interest income (as reported)	$ 20,556	$ 20,732	$ 19,079	$ 17,275	$ 17,702
Less: accelerated mark accretion	(134)	(173)	(86)	(18)	(365)
Adjusted net interest income	20,422	20,559	18,993	17,257	17,337
Divided by: average earning assets	2,107,073	2,066,906	1,938,459	1,764,187	1,722,688
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted net interest margin	3.85%	3.95%	3.93%	3.97%	3.99%
Net interest margin	3.87%	3.98%	3.95%	3.97%	4.08%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,351	$ 3,138	$ 3,978	$ 3,486	$ 4,404
Less: (gain) loss on sale of securities	-	63	33	(276)	6
Adjusted noninterest income	$ 3,351	$ 3,201	$ 4,011	$ 3,210	$ 4,410
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 19,307	$ 20,648	$ 18,236	$ 15,743	$ 15,726
Less: merger-related expenses	(712)	(2,229)	(594)	(81)	(386)
Adjusted noninterest expense	18,595	18,419	17,642	15,662	15,340

(Unaudited; $ in thousands)

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs (recoveries) to average loans (annualized), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); (iii) adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iv) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain on or loss sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain or loss on sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

PARKSTERLING
Answers You Can Bank On.℠

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,946	$ 3,968	$ 3,841	$ 3,426	$ 4,295
Divided by: average assets	2,342,657	2,304,501	2,168,914	1,976,654	1,936,759
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted return on average assets	0.67%	0.68%	0.71%	0.70%	0.88%
Return on average assets	0.59%	0.42%	0.63%	0.73%	0.83%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,946	$ 3,968	$ 3,841	$ 3,426	$ 4,295
Divided by: average common equity	273,669	271,853	266,304	265,544	263,217
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted return on average equity	5.72%	5.79%	5.78%	5.23%	6.47%
Return on average equity	5.01%	3.58%	5.16%	5.43%	6.09%
Tangible common equity to tangible assets					
Total assets	$ 2,359,230	$ 2,326,297	$ 2,245,554	$ 2,005,244	$ 1,960,790
Less: intangible assets	(40,200)	(40,547)	(40,894)	(34,792)	(35,049)
Tangible assets	$ 2,319,030	$ 2,285,750	$ 2,204,660	$ 1,970,452	$ 1,925,741
Total common equity	$ 275,105	$ 271,171	$ 269,547	$ 265,966	$ 262,083
Less: intangible assets	(40,200)	(40,547)	(40,894)	(34,792)	(35,049)
Tangible common equity	$ 234,905	$ 230,624	$ 228,653	$ 231,174	$ 227,034
Tangible common equity	$ 234,905	$ 230,624	$ 228,653	$ 231,174	$ 227,034
Divided by: tangible assets	$ 2,319,030	$ 2,285,750	$ 2,204,660	$ 1,970,452	$ 1,925,741
Tangible common equity to tangible assets	10.13%	10.09%	10.37%	11.73%	11.79%
Common equity to assets	11.66%	11.66%	12.00%	13.26%	13.37%
Tangible book value per share					
Issued and outstanding shares	44,859,798	44,850,813	44,833,516	44,726,416	44,730,669
Less: nondilutive restricted stock awards	(921,097)	(931,465)	(919,216)	(796,399)	(770,399)
Period end dilutive shares	43,938,701	43,919,348	43,914,300	43,930,017	43,960,270
Tangible common equity	$ 234,905	$ 230,624	$ 228,653	$ 231,174	$ 227,034
Divided by: period end dilutive shares	43,938,701	43,919,348	43,914,300	43,930,017	43,960,270
Tangible common book value per share	$ 5.35	$ 5.25	$ 5.21	$ 5.26	$ 5.16
Common book value per share	$ 6.26	$ 6.17	$ 6.14	$ 6.05	$ 5.96
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,262	$ 9,458	$ 9,178	$ 9,076	$ 8,831
Plus: acquisition accounting FMV adjustments to acquired loans	35,419	38,982	40,987	34,663	37,783
Adjusted allowance for loan losses	$ 43,681	$ 48,440	$ 50,165	$ 43,739	$ 46,614
Divided by: total loans (excluding LHFS)	$ 1,580,693	$ 1,553,392	$ 1,474,898	$ 1,302,826	$ 1,295,808
Adjusted allowance for loan losses to total loans	2.76%	3.12%	3.40%	3.36%	3.60%
Allowance for loan losses to total loans	0.52%	0.61%	0.62%	0.70%	0.68%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ 776	$ (764)	$ (460)	$ (549)	$ 805
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	-	-	-	(149)	-
Adjusted net charge-offs (recoveries)	$ 776	$ (764)	$ (460)	$ (698)	$ 805
Divided by: average loans	$ 1,561,246	$ 1,515,671	$ 1,397,158	$ 1,305,157	$ 1,310,381
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted net charge-offs (recoveries) (annualized) to average loans	0.20%	-0.20%	-0.13%	-0.22%	0.24%
Net charge-offs (recoveries) (annualized) to average loans	0.20%	-0.20%	-0.13%	-0.17%	0.24%

(Unaudited; $ in thousands)

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013.

Peer Group

PARKSTERLING
Answers You Can Bank On.℠

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,319,157	$ 194.3	4.11	132.9	13.8
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	4,005,279	692.5	0.81	230.3	22.2
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,735,816	566.7	1.16	188.9	20.3
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,128,798	95.6	-	96.2	16.3
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,015,793	259.0	-	276.2	28.2
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	2,862,499	329.7	2.33	129.5	12.1
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,196,759	356.3	1.77	144.9	16.0
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,550,128	297.4	3.22	132.7	12.7
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	2,017,167	282.7	-	145.9	41.5
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,213,895	325.4	-	90.6	32.4
11	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	2,442,760	313.9	-	155.9	26.4
12	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,329,568**	**310.4**	**1.16**	**135.0**	**22.3**
13	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	2,647,597	680.0	0.83	140.0	20.0
14	South State Corporation	SSB	NASDAQ	SC	Columbia	7,887,208	1,548.6	1.37	258.9	23.3
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,972,449	818.5	2.80	137.6	12.6
16	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,194,752	1,072.7	2.54	166.1	20.7
17	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,527,745	1,077.4	1.12	146.4	16.1
18	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	4,178,942	593.7	-	171.5	35.5
										-
	MEDIAN					**$ 2,755,048**	**$ 343.0**	**1.14**	**145.4**	**20.5**

Source: SNL Financial; market data as of January 22, 2015